Articles of
                                Incorporation
                             (PURSUANT TO NRS 78)

                                                             Office use only:
                                                             FILED-C9405-01
                                                             APR 1 2 2001


DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684-5708
           Important: Read attached instructions before completing

1.     Name of Corporation.                Covenant EcoNet, Inc.
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
2.     Resident Agent Name                 NAME
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       and Street Address:                 Registered Agent Legal Services, Ltd.
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       (Must be a Nevada address
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      where process may be                STREET ADDRESS              CITY           STATE    ZIP
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       served)                            202 North Curry Street,     Carson City   Nevada    89703-
       --------                           Suite 100                                           4121

       Shares:                         Number of shares                                     Number of Shares
       -------
       (No of shares Number             with par value:                   Par Value          without par value
       ---------------------
       Corporation authorized           100,000,000                       001
        ----------------------
       to issue)
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
4.     Names, Addresses                   The First Board of Directors/       Members whose names and
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       Number of Board of                 Trustees shall consist of   2       addresses are as follows:
       -------------------
       Directors/Trustees:                1. NAME   Markus Dukes
       --------------------
                                          STREET ADDRESS                      CITY            ZIP

                                          58 Hawthorne Court, N.E.            Washington DC   20017

                                          2. NAME   Teresa Hodge
                                          STREET ADDRESS                      CITY            ZIP
                                          58 Hawthorne Court, N.E.            Washington DC   20017

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5.        Purpose
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       (Optional-See                The Purpose of this Corporation shall be:
       ---------------
       Instructions)
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6.     Other Matters:                      Number of additional Pages:
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       (See instructions)
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


7.     Names, Addresses                   Laura E. Bryda
        -----------------
       and Signatures of                  NAME                          Signature
        ------------------
        Incorporators:                    STREET ADDRESS                CITY             ZIP
       -----------------
       (If more than two                  1220 N. Market Street,        Wilmington  DE   19801
       -------------------
       incorporators, please              Suite 606
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       attach additional pages)
       -------------------------

                                          ---------------------------------------
       NAME                               Signature
       STREET ADDRESS                     CITY                          ZIP
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8.     Certificate of                    Registered Agents Legal services, Ltd.
       ---------------
       Acceptance of                         hereby accept appointment as
       --------------
       Appointment of                        Resident Agent for the above-
       ---------------
       Resident Agent                        named corporation.
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       Authorized Signature of Resident Agent or
       Resident Agent Company                                        Date